[EXECUTION COPY]


         THIS SUBSEQUENT PURCHASE AGREEMENT (this "Subsequent Purchase Agreement") is made and entered into as of December 18, 1998 by and between LINC ACCEPTANCE COMPANY LLC, a Delaware limited liability company (the "Seller"), and CPS RECEIVABLES CORP., a California corporation (together with its successors and assigns, the "Purchaser").


                              W I T N E S S E T H:

         WHEREAS the Purchaser, as purchaser, has agreed to purchase from the Seller, as seller, and the Seller, pursuant to the Purchase Agreement (the "Linc Purchase Agreement") dated as of December 1, 1998 between the Purchaser and the Seller, is transferring to the Purchaser the Subsequent Linc Receivables listed on the Schedule of Subsequent Linc Receivables annexed hereto as Exhibit A (the "Subsequent Linc Receivables") and related Subsequent Transferred Linc Property.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the receipt of which is acknowledged, the Purchaser and the Seller, intending to be legally bound, hereby agree as follows:

                                   Definitions

         SECTION 1. Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Linc Purchase Agreement.

         SECTION 2. Conveyance of Subsequent Linc Receivables. For value received, in accordance with the Linc Purchase Agreement, the Seller does hereby sell, assign, transfer and otherwise convey unto the Purchaser, without recourse (but without limitation of its obligations under the Linc Purchase Agreement), all right, title and interest of the Seller in and to: (i) the Subsequent Linc Receivables listed in the Schedule of Subsequent Linc Receivables annexed hereto as Exhibit A and all monies received thereunder after December 14, 1998 (the "Subsequent Cutoff Date") and all Net Liquidation Proceeds received with respect to such Subsequent Linc Receivables; (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Subsequent Linc Receivables and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to Financed Vehicles in the State of Michigan, other evidence of ownership with respect to Financed Vehicles; (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles securing the Subsequent Linc Receivables or the Obligors thereunder; (iv) refunds for the costs of extended service contracts with respect to Financed Vehicles securing the Subsequent Linc Receivables, refunds of unearned premiums with respect to




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credit life and credit  accident and health  insurance  policies or certificates covering an Obligor or Financed Vehicle securing the Subsequent Linc Receivables or his or her obligations with respect to such a Financed Vehicle and any recourse to Dealers for any of the foregoing; (v) the Receivable File related to each Subsequent Linc Receivable; (vi) the proceeds of any and all of the foregoing and (vii) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of
the  foregoing,   including  all  proceeds  of  the  conversion,   voluntary  or
involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Subsequent Transferred Linc Property" and together with any Subsequent Transferred CPS Property and/or any Subsequent Transferred Samco Property, the "Subsequent Transferred Property").

         SECTION 3. Consideration for Subsequent Transferred Property. In consideration for the Subsequent Linc Receivables and other Subsequent Transferred Linc Property, subject to the terms and conditions hereof, the purchase price for the Subsequent Linc Receivables, in the amount of $760,979.03, shall be paid by the Purchaser in cash to the Seller on the Subsequent Closing Date.

         SECTION 4. Conveyance as Sale of Receivables Not Financing. The parties hereto intend that the conveyance hereunder be a sale of the Subsequent Linc Receivables and the related Transferred Linc Property from the Seller to the Purchaser and not a financing secured by such assets; and the beneficial interest in and title to the Subsequent Linc Receivables and the related Transferred Linc Property shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. In the event that any conveyance hereunder is for any reason not considered a sale, the parties intend that this Agreement constitute a security agreement under the UCC (as defined in the UCC as in effect in the State of Connecticut) and applicable law, and the Seller hereby grants to the Purchaser a first priority perfected security interest in, to and under the Subsequent Linc Receivables and the related Transferred Linc Property being delivered to the Purchaser on the Subsequent Closing Date, and other property conveyed hereunder and all proceeds of any of the foregoing for the purpose of securing payment and performance of the Securities and the repayment of amounts owed to the Purchaser from the Seller.

         SECTION 5. Representations and Warranties of the Seller. This Agreement is made pursuant to and upon the representations, warranties, covenants and agreements on the part of the Seller contained in the Linc Purchase Agreement and is to be governed by the Linc Purchase Agreement. All of such representations, warranties, covenants and agreements are hereby incorporated herein and are in full force and effect as though specifically set forth herein.




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                                       (4)

         SECTION 6. Representations and Warranties of the Purchaser. This Agreement is made pursuant to and upon the representations, warranties, covenants and agreements on the part of the Purchaser contained in the Linc Purchase Agreement and is to be governed by the Linc Purchase Agreement. All of such representations, warranties, covenants and agreements are hereby incorporated herein and are in full force and effect as though specifically set forth herein.

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed this 18th day of December 1998, but effective as of the date and year first written above.

                                        LINC ACCEPTANCE COMPANY LLC,
                                          as Seller



                                        By:
                                           Name:
                                           Title:


                                        CPS RECEIVABLES CORP.,
                                          as Purchaser



                                        By:
                                           Name:
                                           Title:




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                   EXHIBIT A TO SUBSEQUENT PURCHASE AGREEMENT

                              SUBSEQUENT ASSIGNMENT

         For value received, in accordance with the Purchase Agreement dated as of December 1, 1998, as heretofore amended, supplemented or otherwise modified (the "Linc Purchase Agreement"), among the undersigned, as Seller, and CPS Receivables Corp. (the "Purchaser"), the undersigned does hereby transfer, assign, grant, set over and otherwise convey to the Purchaser, without recourse (subject to the obligations in the Linc Purchase Agreement and the Sale and Servicing Agreement) all right, title and interest of the Seller in and to: (i) the Subsequent Linc Receivables listed in the Schedule of Subsequent Linc Receivables annexed hereto as Exhibit A and all monies received thereunder after December 14, 1998 (the "Subsequent Cutoff Date") and all Liquidation Proceeds and Recoveries received with respect to such Subsequent Linc Receivables; (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Subsequent Linc Receivables and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to Financed Vehicles in the State of Michigan, other evidence of ownership with respect to Financed Vehicles; (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles securing the Subsequent Linc Receivables or the Obligors thereunder; (iv) refunds for the costs of extended service contracts with respect to Financed Vehicles securing the Subsequent Linc Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle securing the Subsequent Linc Receivables or his or her obligations with respect to such a Financed Vehicle and any recourse to Dealers for any of the foregoing; (v) the Receivable File related to each Subsequent Linc Receivable; (vi) the proceeds of any and all of the foregoing and (vii) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Subsequent Transferred Linc Property" and together with any Subsequent Transferred CPS Property and/or Subsequent Transferred Samco Property, the "Subsequent Transferred Property").

         The foregoing assignment, transfer and conveyance does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the undersigned to the Obligors, insurers or any other person in connection with the Subsequent Linc Receivables, the Receivable Files, any insurance policies or any agreement or instrument relating to any of them.

                                       (4)


         This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of each of the undersigned contained in the Linc Purchase Agreement and is to be governed by the Linc Purchase Agreement.

         Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Linc Purchase Agreement.

         This Assignment shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to principles of conflicts of law.

         IN WITNESS WHEREOF, the undersigned have caused this Assignment to be duly executed as of December 18, 1998.

                                       LINC ACCEPTANCE COMPANY LLC


                                       By:
                                          Name:
                                          Title: